Exhibit 23(j)(i)




              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




First Investors U.S. Government Plus Fund
95 Wall Street
New York, NY  10005


We consent to the use in Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A (File No. 2-94932) of our report dated February 1, 2002 relating to the December 31, 2001 financial statements of First Investors U.S. Government Plus Fund, which are included in said Registration Statement.



                                             /s/ Tait, Weller & Baker

                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
February 13, 2002